Exhibit 10.9

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Security Agreement"), dated as of April 28, 2010 by and between Camelot Film Group, Inc., a Nevada corporation ("Debtor"); and CMBG Advisors, Inc., a California corporation in its capacity as assignee for the benefit of creditors of Liberation Entertainment, Inc. ("Secured Party"), is made with reference to the following facts:

A.           Secured Party, Debtor and Camelot Entertainment Group, Inc., a Delaware Corporation (“CMGR”) are parties to that certain Asset Purchase Agreement dated as of April 28, 2010 (the “Asset Purchase Agreement”), pursuant to which, upon the occurrence of certain events set forth therein, Debtor is obligated to pay to Secured Party the sum of Four Hundred and Fifty Thousand Dollars ($450,000) and indemnify Secured Party against certain losses pursuant to Section 11 of the Asset Purchase Agreement (the “Payment Obligations”).

B.           Debtor has agreed to grant the Secured Party a security interest in the property hereinafter described as security for the prompt and complete payment of the Payment Obligations and other obligations of the Debtor to the Secured Party under this Agreement.

C.           Secured Party and Debtor’s lender, Incentive Capital, LLC, have entered into an Intercreditor Agreement (the “Intercreditor Agreement”) contemporaneously herewith setting forth those parties’ respective rights and obligations with respect to the Collateral described in this Security Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and other agreements hereinafter contained, the Debtor hereby agrees with Secured Party for the benefit of Secured Party, and subject to the terms and conditions of the Intercreditor Agreement, as follows:

1.           Grant of Security Interest.  Debtor hereby grants to the Secured Party a continuing  security interest in the  property of Debtor, whether the same is now owned or hereafter acquired, acquired by Debtor pursuant to the Asset Purchase Agreement, including without limitation, the property identified on Schedule 1 attached hereto and all products and proceeds thereof (the "Collateral").  Terms used in this Section 1 are used as defined in the California Uniform Commercial Code in effect from time to time.

2.           Security for Obligations.  This Security Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise (including the payment of amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), to Secured Party of Debtor’s indebtedness and other obligations now existing or hereafter arising to Secured Party with respect to the Payment Obligations, whether for principal or interest (including, without limitation, interest which, but for the filing of a petition in bankruptcy, would accrue on such obligations) or payments of fees, expenses or otherwise pursuant to the Asset Purchase Agreement, this Agreement and/or any other documents or instrument executed pursuant thereto or hereto (all such obligations being the "Secured Obligations").

3.           Actions to Perfect.  Debtor hereby authorizes Secured Party at any time and from time to time to file one or more financing or continuation statements describing the Collateral.  Debtor further agrees that at any time and from time to time, at the expense of the Debtor, Debtor will promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Such actions may include, without limitation, the delivery to Secured Party of Collateral for which delivery is required to perfect, the signature by bailees or depository banks on control agreements in favor of Secured Party with respect to Collateral in the possession of bailees, or complying with the provisions of any applicable statutes governing perfection or protection of the security interest granted hereby in the Collateral.

4.           Representations and Warranties.  Debtor represents and warrants as follows:

(a)           Status of Debtor; Authorization.  Debtor (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, and (ii) is duly qualified or licensed to conduct business in each jurisdiction in which the nature of its business or assets requires such qualification or licensing under applicable law except where the failure to be so qualified would not have a material adverse effect on the business, operations or financial condition of Debtor.  Debtor has the requisite power and authority to own its assets and to transact the business in which it is presently engaged and in which it proposes to engage and to grant to Secured Party the security interests in the Collateral as herein provided. Debtor has taken all action necessary to authorize the execution and delivery of the Asset Purchase Agreement and this Security Agreement, and the consummation of the transactions contemplated thereby and hereby.  Other than as set forth on Schedule 4(a) attached hereto, Debtor has no subsidiaries and owns no interests in any other entities.

(b)           Binding Agreement.  This Security Agreement constitutes the legal, valid  and binding agreement and obligation of Debtor, enforceable against Debtor in accordance with its  terms, except as enforceability may be limited by the bankruptcy, insolvency, fraudulent conveyance, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

(c)           Title to Collateral.  Debtor has good and marketable title to all and every part of the Collateral, free and clear of any mortgage, pledge, lien, security interest, encumbrance, conditional sale contract or other title retention agreement (collectively, "Lien") except for (x) the security interest granted to the Secured Party hereby; and (y) the first priority security interest granted to Incentive Capital, LLC (referred to herein collectively as the “Permitted Liens”).   No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed with respect to the Permitted Liens.

(d)           No Default or Required Consent.  The execution, delivery and performance of the Asset Purchase Agreement and this Security Agreement by Debtor, and the effectuation by the Secured Party of any of its rights and remedies thereunder or hereunder, whether upon default or otherwise, (x) will not result in a breach of or constitute a default under (i) the certificate of incorporation or bylaws or other charter provision of Debtor, or (ii) any other agreement or instrument to which Debtor is a party or by which any of the Collateral is bound except, in the case of clause (ii), consents of third parties that may be required under contract in order to transfer such Collateral to Debtor under the Asset Purchase Agreement or where such breach or default would not have a material adverse effect on the Collateral or on the business, operations or financial condition of Debtor, (y) will not violate any law or any rule or regulation of any administrative agency or any order, writ, injunction or decree of any court or administrative agency, and (z) does not require the consent of any governmental agency or any notice or filing with any governmental or regulatory body, except as shall have been previously obtained, given or made or where the failure to obtain such consent would not have a material adverse effect on the Collateral or on the business, operations or financial condition of Debtor.

(e)           Perfection.  Debtor’s exact legal name, type of organization and jurisdiction of organization is set forth in the introduction of this Agreement.  Debtor’s organizational identification number is NV20071127932.   Debtor’s principal place of business is located at the address set forth on the date hereof in Section 14 of this Security Agreement.  With the exception of Collateral in the possession of film laboratories or storage facilities, none of the Collateral is in the possession of a bailee.  Upon (w) the execution and delivery of this Security Agreement by Debtor, and (x) the proper and timely filing of a financing statement with the Secretary of State of the State of  Nevada, the Secured Party will have a perfected security interest in and to the Collateral.

5.           Affirmative Covenants.  Debtor covenants and agrees that until such time as all of the Secured Obligations are indefeasibly paid or otherwise satisfied in full, unless the Secured Party shall otherwise consent in writing:

(a)           Conduct of Business and Maintenance of Assets and Licenses.  Debtor shall do or cause to be done all things reasonably necessary to preserve in full force and effect its existence, its corporate powers and authority, its qualifications to carry on business in all applicable jurisdictions, and all rights, interests and assets necessary to the conduct of its business, except where the failure to do so does not have a material adverse effect on the financial condition or operations of Debtor.

(b)           Protection of Security and Legal Proceedings.  Subject to Section 6(a) below with respect to permitted transfers of Collateral, Debtor shall, at its own expense, take any and all actions reasonably necessary to preserve, protect and defend the security interests of the Secured Party in the Collateral and the perfection and priority thereof against any and all adverse claims, including appearing in and defending all actions and proceedings which purport to affect any of the foregoing.  Debtor shall promptly reimburse the Secured Party for any and all sums, including costs, expenses and actual attorneys' fees, which the Secured Party may pay or incur in defending, protecting or enforcing its security interest in the Collateral or the perfection or priority thereof.

(c)           Payment of Taxes.  Debtor shall pay or cause to be paid all taxes and other levies with respect to the Collateral when the same become due and payable, except for any taxes which are being diligently contested in good faith by appropriate proceedings and for which appropriate reserves have been established.

(d)           Use and Maintenance of Collateral.  Debtor shall comply in all material respects with all laws, statutes and regulations pertaining to its use and ownership of the Collateral and its conduct of its business; maintain all of the Collateral in good condition, reasonable wear and tear excepted, and keep accurate and complete books and records pertaining to the Collateral in accordance with generally accepted accounting principles, except where the failure to do any of the foregoing does not have a material adverse affect on the Collateral or the Secured Party's rights therein.

 (e)           Inspection.  Debtor shall give the Secured Party such information as may be reasonably requested concerning the Collateral and shall during regular business hours and upon reasonable notice during the continuance of an Event of Default, permit the Secured Party and its agents and representatives to have full access to and the right to examine, audit and make copies and abstracts from any and all of Debtor's books and records pertaining to the Collateral, to confirm and verify the value of the Collateral and to do whatever else the Secured Party reasonably may deem necessary or desirable to protect its interests.  Furthermore, Debtor agrees to furnish promptly to the Secured Party such information regarding the financial condition or business of Debtor or the Collateral as the Secured Party may reasonably request, and all such information hereafter furnished to the Secured Party by Debtor will be true and correct in all material respects when furnished.

(f)           Notification.  Debtor shall notify the Secured Party in writing within ten (10) business days of the occurrence of any event which materially adversely affects the value of the Collateral, the ability of Debtor or the Secured Party to dispose of the Collateral or the rights and remedies of the Secured Party in relation thereto.

6.           Negative Covenants.  Debtor covenants and agrees that until such time as all of the Secured Obligations are indefeasibly paid or otherwise satisfied in full, without the prior written consent of the Secured Party:

(a)           Sale or Hypothecation of Collateral.  Except as otherwise provided in Section 7.5 and 7.6 of the Asset Purchase Agreement, Debtor shall not directly or indirectly, whether voluntarily, involuntarily, by operation of law or otherwise (i) sell, assign, license, transfer, exchange, lease, lend, grant any option with respect to or dispose of any of the Collateral or any of Debtor's rights therein, except for sales, assignments, licenses, transfers, exchanges, leases or loans in the ordinary course of the Debtor's business, nor (ii) create or permit to exist any Lien on or with respect to any of the Collateral, other than Permitted Liens.  The inclusion of "proceeds" as a component of the Collateral shall not be deemed a consent by the Secured Party to any sale, assignment, transfer, exchange, lease, loan, granting of an option with respect to or disposition of all or any part of the Collateral.

(b)           Change of Location or Name.  Debtor shall not, without giving to the Secured Party at least thirty (30) days' prior written notice (i) move its principal place of business; or (ii) change its name, its trade or fictitious business name(s) or its organizational identification number; (iii) keep Collateral at locations other than its principal place of business or at another location as to which Debtor has provided Secured Party written notice; or (iv) change its type of organization, jurisdiction of organization or other legal structure.

7.           Secured Party Appointed Attorney-in-Fact.  Debtor hereby appoints the Secured Party as Debtor's attorney-in-fact with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in the Secured Party's sole and absolute discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement.  Debtor acknowledges that the foregoing grant of power of attorney is coupled with an interest and is irrevocable.

8.           Secured Party May Perform.  If the Debtor fails to perform any agreement or covenant contained herein, then the Secured Party in its discretion may perform or cause the performance of such agreement or covenant, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor.  However, nothing in this Security Agreement shall obligate Secured Party to act, nor shall the actions of Secured Party under this section be construed as a waiver or cure of any such failure.

9.	Remedies upon Default.

(a) “Event of Default” shall mean the occurrence of any of the following events:

i.           The failure to pay, when due and in the manner prescribed in the Asset Purchase Agreement, any Payment Obligation.

ii.           Default under the Lender Loan Documents (as defined in the Intercreditor Agreement), as the same shall be amended or otherwise from time to time in effect, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

iii.           The failure, refusal or neglect of Debtor to observe or perform for any  reason any of the covenants, conditions, agreements or provisions contained in this Security Agreement or in any of the other agreements or instruments referenced herein or contemplated hereby (referred to herein individually as a “Loan Document” and collectively as the “Loan Documents”) (other than  the payment of any Secured Obligation of which the failure to pay constitutes an Event of Default described in Section 9(a)i hereof) or to execute and deliver any documents, agreements or instruments requested by Secured Party hereunder or thereunder, provided that if such failure, refusal or neglect is capable of remedy within fifteen (15) days, as determined by the Secured Party, the Debtor shall be entitled to cure the same within fifteen (15) days of Debtor’s receipt of written notice from Secured Party of the occurrence of such failure, refusal or neglect.

iv.           Any representation or warranty made by Debtor in this Security Agreement  or any report, certificate, financial statement or other instrument furnished by or on behalf of Debtor in connection with this Security Agreement shall prove to have been false or misleading in any material respect.

v.           Subject to Section 6(a) above, Secured Party shall cease to have valid and perfected second priority security interest at any time for any reason in the Collateral, or any portion thereof.

vi.           If any judgment against Debtor or any of its property or assets which would or might materially adversely affect (a) its ability to perform its obligations under this Agreement, and/or (b) the Collateral and/or the Secured Party's rights therein, remains unpaid, unstayed or undismissed for a period of more than forty-five (45) days.

vii.           Debtor shall be dissolved or shall sustain the loss, cancellation or forfeiture of its legal status or good standing by reason of any judicial, extrajudicial or administrative proceedings or otherwise, or shall (a) apply for or consent to the appointment of a receiver, trustee or liquidator of Debtor or of all or a substantial part of Debtor's assets; (b) be unable to, or admit in writing its inability to, pay its debts as they mature; (c) make a general assignment for the benefit of creditors; (d) be adjudicated a bankrupt or insolvent; (e) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement for the benefit of creditors or take advantage of any insolvency law in its capacity as a debtor; (f) interpose an answer admitting the material allegations of the petition filed against Debtor in any bankruptcy, reorganization or insolvency proceedings; (g) take any action which would have the effect of dissolving Debtor; or (h) take any action for the purpose of effecting any of the foregoing.

viii.  Any (a) involuntary petition is filed against Debtor seeking to subject Debtor to any bankruptcy, insolvency or similar laws and such petition shall remain unstayed or not be withdrawn for a period of forty-five (45) days; or (b) an order, judgment or decree shall be entered against Debtor by any court of competent jurisdiction approving a petition seeking its reorganization or appointment of a receiver, trustee or liquidator of Debtor or of all or a substantial part of its assets and such order, judgment or decree shall continue and stay in effect for a period of forty-five (45) days.

 (b)           If an Event of Default exists, subject to the provisions of the Intercreditor Agreement, the Secured Party may exercise one or more of the following rights and remedies at any time or times and without notice to or demand upon Debtor:

(i)           Declare all Secured Obligations to be forthwith due and payable, whereupon all such Secured Obligations shall be accelerated and shall become immediately due and payable without presentation, demand or notice of any kind to the Debtor (all of which are hereby waived by Debtor), except that if an Event of Default specified in Sections 9(a)(vi) and 9(a)(vii) shall occur, such acceleration shall be automatic and no declaration or other act of Secured Party shall be necessary to effect such acceleration;

(ii)           Proceed to protect and enforce the rights of Secured Party to payment of the Secured Obligations and its rights to proceed against the Collateral and exercise its remedies whether by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision of any of the Loan Documents or any other legal or equitable right or remedy of Secured Party;

(iii)           Set off and appropriate and apply any and all monies, securities, instruments and deposits (general or special, including, but not limited to, any indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by Secured Party to or for the credit or the account of Debtor against and/or on account of the Secured Obligations, irrespective of whether or not (a) Secured Party shall have made any demand hereunder, or (b) Secured Party shall have declared the Obligations to be due and payable and although any of the Secured Obligations may be contingent or unmatured.  Debtor hereby grants to Secured Party a security interest in and lien upon all such monies, securities, instruments and deposits.  No security interest, lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of the Secured Party, or by any neglect to exercise such right of setoff or to enforce such a lien, or by any delay in so doing, and every right of setoff shall continue in full force and effect until such right of setoff is specifically waived or released by an instrument in writing executed by the Secured Party;

(iv)           In addition to those actions that may otherwise be permitted to be taken by Secured Party under any of the Loan Documents, with respect to the Collateral, take the following actions:

(a)           Collections, etc.  Secured Party may demand, sue for, collect or receive, in the name of Secured Party or in the name of Debtor, or otherwise, any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral (but Secured Party shall be under no obligation to do so), or extend the time of payment, arrange for payment in installments, or otherwise modify the term of, or release, any of the Collateral, without thereby incurring responsibility to discharge, or discharging, or otherwise affecting any liability of Debtor hereunder.  Secured Party shall not be required to take any steps to preserve any rights against other parties to the Collateral.  Secured Party may (but is not obligated to) make such payments and take all such actions as Secured Party deems necessary to protect its security interest in the Collateral and/or the value thereof, and Secured Party is hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest or compromise any lien or encumbrance on the Collateral; and

(b)            Possession and Sale of  Collateral, etc.  Secured Party may exercise in respect of the Collateral all rights and remedies hereunder and under the Loan Documents, all the rights and remedies of a secured party under the Code and all rights and remedies otherwise available to it.  In addition, Secured Party may notify any and all account debtors of the Debtor to make all further payments to Secured Party, and enter upon each premises of wherever the Collateral may be and take possession of the Collateral and demand and receive such possession from any Person who has possession thereof; and take such measures as it may deem necessary or proper for the care or protection thereof, including the right to remove all or any portion of the Collateral (but Secured Party shall not be obligated to do so).  With or without taking such possession, Secured Party may sell or cause to be sold, whenever Secured Party shall decide, in one or more sales or parcels, and at such price or prices and upon such other terms as may be commercially reasonable (irrespective of the impact of any such sales on the market price of such assets), and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral at any broker's board or at public or private sale.  Secured Party may be the purchaser at any public or private sale to the extent permitted by law and provided such sale is conducted in accordance with the Code of any or all of the Collateral so sold and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of such assets sold at any such public or private sale, to use and apply any or all of the Secured Obligations as a credit on account of the purchase price payable by Secured Party at such sale.  Each purchaser (including the Secured Party) at any such sales shall thereafter hold the Collateral purchased absolutely free from any claim or right of whatever kind, including any equity of redemption of the Debtor, any such demand, notice, claim, right and equity being hereby expressly waived and released.  Debtor agree that, to the extent notice of sale shall be required by law, at least ten (10) days' notice of sale to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given.  Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice be made at the time and place to which it was so adjourned.  Debtor hereby waive any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree, provided such private sale is conducted in a commercially reasonable manner.

(c)           Appointment of a Receiver.  Upon the occurrence of an Event of Default, the Secured Party shall be entitled to the appointment of a receiver, to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver.

(d)           Power of Attorney.  Debtor does hereby irrevocably make, constitute, and appoint the Secured Party and its designees as its true and lawful attorney-in-fact, with full power in the name of Secured Party and/or Debtor, to take the following actions upon the occurrence of an Event of Default: to endorse any notes, checks, drafts, money orders or other evidences of payment relating to the Collateral that may come into the possession of the Secured Party; to enforce all of Debtor’s rights under and pursuant to all agreements with respect to the Collateral, all for the sole benefit of Secured Party, to enter into and perform such agreements as may be necessary in order to carry out the terms, covenants, and conditions of this Agreement which are required to be observed or performed by Debtor, to execute such other and further mortgages, pledges and assignments of the Collateral as Secured Party may require for the purpose of protecting, maintaining, or enforcing the security interests granted to Secured Party by this Agreement, and to do any and all other things necessary or proper to carry out the intention of this Security Agreement; and Debtor hereby ratifies and confirms all the Secured Party, as such attorney-in-fact, or its substitutes shall properly do by virtue of this power of attorney, provided, however, that Secured Party agrees to notify Debtor prior to any such endorsement, execution or action and to provide Debtor with a reasonable period to endorse or execute the subject documents on Debtor’s own behalf.  Such powers of attorney are coupled with an interest and are therefore irrevocable.

(e)           Rights and Remedies Cumulative.  No right or remedy conferred upon Secured Party herein or otherwise available at law or in equity (or both) shall be exclusive of any other right or remedy contained herein or therein or otherwise made available.  All such rights and remedies are cumulative and are not exclusive of any right or remedy which Secured Party may otherwise have.

(f)           Application of Proceeds.  Any cash held by the Secured Party as Collateral and all cash proceeds received by either of the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Secured Party pursuant to this Agreement) in whole or in part by the Secured Party against all or any part of the Secured Obligations in such order as the Secured Party shall elect.  Any surplus of such cash or cash proceeds held by either of the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus.

10.           Liability and Indemnification.  The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise such powers.  Nothing in this Security Agreement shall be deemed to constitute an assumption by either of the Secured Party of any liability or obligation of the Debtor with respect to any of the Collateral.  The Secured Party shall not be liable to either Debtor for any act (including, without limitation, any act of active negligence) or omission by the Secured Party under this Security Agreement unless the Secured Party's conduct constitutes willful misconduct or gross negligence.  Debtor agrees to indemnify and to hold the Secured Party harmless from and against all losses, liabilities, claims, damages, costs and expenses (including reasonable attorneys' fees and disbursements) with respect to (a) any action taken (including, without limitation, any act of active negligence) or any omission by either of the Secured Party with respect to the Payment Obligation or this Security Agreement, provided that Secured Party's conduct does not constitute willful misconduct or gross negligence, and (b) any claims arising out of Debtor's ownership of the Collateral or Secured Party's security interest therein.

11.           Expenses.  Debtor agrees to pay upon demand to the Secured Party any and all reasonable expenses, including the reasonable fees and expenses of its outside counsel and of any experts and agents which the Secured Party may incur in connection with (a) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (b) the exercise or enforcement of any of the rights of the Secured Party under the Payment Obligation and/or this Agreement, and (c) the failure by Debtor to perform or observe any of the provisions of the Payment Obligation and/or this Security Agreement.

12.           Security Interest Absolute.  Except as may be otherwise provided in the Intercreditor Agreement, all rights of the Secured Party and security interests hereunder, and all Secured Obligations of Debtor hereunder, shall be absolute and unconditional irrespective of the following events:

(a)           any lack of validity or enforceability of the Asset Purchase Agreement or this Security Agreement;

(b)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Asset Purchase Agreement or this Security Agreement; or

(c)           any furnishing, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations.

13.           Amendments, Waiver.  No amendment or waiver of any provision of this Security Agreement nor consent to any departure by Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party and Debtor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose any party for which given.

14.           Notices.  All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered by messenger or overnight delivery service, or sent by first class mail (or air mail where available), postage prepaid, certified or registered, return receipt requested, as set forth in the Asset Purchase Agreement or at such other address as may be furnished in writing. Any notice given by messenger or overnight delivery service as provided in this Section 14 shall be deemed given when delivered if during normal business hours on a business day (or if not, the next business day after delivery); any notice given by first class mail (or air mail where available), postage prepaid, certified or registered, return receipt requested shall be deemed given five (5) business days after the date of mailing.  Any party may by notice to the other change the address at which notices and demands may be given to it.

15.           Continuing Security Interest; Release of Collateral Upon Payment.  This Security Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until indefeasible payment or other satisfaction in full of the Secured Obligations, (b) be binding upon Debtor, and its successors and assigns, (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns, (d) constitute, along with the Asset Purchase Agreement, the entire agreement between Debtor and the Secured Party with respect to the subject matters covered hereby, and (e) be severable in the event that one or more of the provisions herein is determined to be illegal or unenforceable.  Upon the indefeasible payment or other satisfaction in full of the Secured Obligations, the Secured Party, at the request and expense of Debtor, shall release the security interests in the Collateral granted herein and execute such termination statements as may be necessary therefor, to the extent that such Collateral shall not have been sold or otherwise applied pursuant to the terms hereof.

16.           Return of Collateral.  Subject to any duty imposed by law or otherwise to the holder of any subordinate lien on the Collateral known to the Secured Party, and subject to the direction of  a court of competent jurisdiction, upon payment in full of the Secured Obligations, Debtor shall be entitled to the return of all Collateral belonging to Debtor in the possession of the Secured Party; provided, however, that the Secured Party shall not be obligated to return to Debtor or deliver to the holder of any subordinate lien any such Collateral until it is satisfied that all amounts with respect to the Secured Obligations are no longer subject to being recaptured under applicable bankruptcy or insolvency laws or otherwise.  The return of Collateral, however effected, shall be without recourse to the Secured Party and the Secured Party shall be entitled to receive appropriate documentation to such effect.  The return of Collateral shall be effected without representation or warranty and shall not entitle Debtor to any right to any endorsement.

17.           Governing Law; Terms.  This Security Agreement shall be deemed to have been made in the state of California and the validity, construction, interpretation, and enforcement hereof, and the rights of the parties hereto, shall be determined under, governed by, and construed in accordance with the internal laws of the state of California.  Debtor hereby consents to the jurisdiction of any California state or United States Federal court sitting in California with respect to disputes arising out of this Agreement.

18.           Waiver of Jury Trial   DEBTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.   Any legal action or proceeding with respect to this Security Agreement must be brought in the federal or state courts located in the County of Los Angeles, State of California, unless Secured Party elects to bring such legal action or proceeding elsewhere. Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the federal or state courts located in the County of Los Angeles, State of California as having proper venue.  Debtor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Security Agreement brought in the aforesaid Los Angeles County courts and irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum, and also consents to the service of process by any means authorized by the State of California.

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

Debtor:
CAMELOT FILM GROUP, INC., a Nevada corporation

/s/ Robert P. Atwell
Name: Robert P. Atwell, CEO

Secured Party:
CMBG ADVISORS, INC., a California corporation

/s/ James Baer
Name:   James Baer, President
:

SCHEDULE 1

All of the tangible and intangible assets, wherever located, of Liberation Entertainment, Inc. (“Liberation”), including, without limitation, all of Liberation’s accounts receivable, contract rights, certificates of deposit, letters of credit, available access passwords to computers and other media, license rights and rights to payment that are uncollected as the date hereof transferred to Secured Party pursuant to that certain General Assignment dated January 29, 2010  by Liberation in favor of the Seller (the “Liberation Assets”).

                                                          SCHEDULE 4(a)

None